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                                                                   EXHIBIT 99(1)

                             JOINT FILING AGREEMENT


     The undersigned hereby agree that (i) this Joint Filing Agreement (this "Agreement") shall be attached as an exhibit to that certain Statement on
Schedule 13D (the "Statement") regarding the common stock of Ballantyne of Omaha, Inc., a Delaware corporation, (ii) the Statement (and any amendment thereto) shall be filed with the Securities and Exchange Commission by McCarthy Group, Inc. on behalf of all of the undersigned as, and shall constitute, a joint filing pursuant to and in accordance with Rule 13d-1(k)(iii) of the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, each of the undersigned has executed this Agreement, or caused this Agreement to be executed on its behalf, as of this 4th day of October, 2001

                                       MCCARTHY GROUP, INC., a Nebraska
                                       corporation



                                       By /s/ MICHAEL R. MCCARTHY
                                          ---------------------------------
                                          Michael R. McCarthy, Chairman


                                       FULCRUM GROWTH PARTNERS, L.L.C., a
                                       Delaware limited liability company


                                       By McCarthy Group, Inc., its Managing
                                       Member



                                       By /s/ MICHAEL R. MCCARTHY
                                          ---------------------------------
                                          Michael R. McCarthy, Chairman



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                                       BALCO HOLDINGS, LLC, a Delaware limited
                                       liability company

                                       By McCarthy Group, Inc., its Manager



                                       By /s/ MICHAEL R. MCCARTHY
                                          ---------------------------------
                                          Michael R. McCarthy, Chairman



                                          /s/ DANA C. BRADFORD
                                          ---------------------------------
                                          Dana C. Bradford



                                          /s/ DENNIS M. O'BRIEN
                                          ---------------------------------
                                          Dennis M. O'Brien



                                          /s/ SCOTT A. SCHMIDT
                                          ---------------------------------
                                          Scott A. Schmidt